                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     May 26, 2005
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                         VSUS TECHNOLOGIES INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                  002-98748-D              43-2033337
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(State or Other Jurisdiction          (Commission             (IRS Employer
    of Incorporation)                 File Number)         Identification No.)

            444 Madison Avenue, 24th Floor, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code   (212) 972-1400
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     Effective as of May 26, 2005, we engaged Marcum & Kliegman LLP, independent public accountants ("Marcum & Kliegman"), as the new principal accountant to audit our financial statements. The decision to engage Marcum & Kliegman was approved by our Board of Directors as of such date.

     We have not consulted Marcum & Kliegman during the fiscal years ended
December 31, 2004 and 2003, or through May 13, 2005, with regard to either (a)
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either the subject of a disagreement or event as defined in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange
Act").

     We have provided a copy of the disclosures in this report to Marcum &
Kliegman and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-B of the Exchange Act.
Marcum & Kliegman has advised that it does not intend to furnish such a letter to the Commission.

Item 8.01.  Other Events

     On April 28, 2005, we entered into an Employment Agreement with Mr. Eliyahu
Kissos, in connection with his services as our President, and a director of ours
(the "Employment Agreement"). Pursuant to the Employment Agreement, in
consideration for his services, we issued Mr. Kissos 5,038,000 shares of our
Common Stock (the "Shares"). In addition, as set forth in the Employment
Agreement:

     1. Mr. Kissos may only sell up to 1/16th of the Shares in each calendar quarter, commencing on July 1, 2005, on a cumulative basis; and

     2. If Mr. Kissos' employment is terminated prior to the three (3) year anniversary of the execution of the Employment Agreement, we have the right to repurchase certain amounts of the Shares, under certain circumstances.

     As of May 27, 2005, our board of directors agreed to waive these provisions of the Employment Agreement, to permit Mr. Kissos to transfer 4,500,000 of the
Shares to Mr. Matis Cohen, a director of ours, in payment of the principal amount of a promissory note, and accrued interest thereon. Mr. Kissos and Mr.
Cohen abstained from voting on this matter.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       VSUS TECHNOLOGIES INCORPORATED

Date:   May 31, 2005                   By:   /s/ Eli Kissos
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                                          Eli Kissos
                                          President

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